================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                      JANUARY 31, 2005 (DECEMBER 17, 2004)

                         BEHRINGER HARVARD REIT I, INC.
             (Exact Name of Registrant as Specified in Its Charter)

           MARYLAND                     333-91532              68-0509956
(State or other jurisdiction of        (Commission           (I.R.S. Employer
 incorporation or organization)        File Number)        Identification No.)


                 15601 DALLAS PARKWAY, SUITE 600, ADDISON, TEXAS
                                      75001
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (866) 655-1605
              (Registrant's telephone number, including area code)

                                      NONE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
================================================================================

        Pursuant to the requirements of the Securities and Exchange Act of 1934, Behringer Harvard REIT I, Inc., (the "Company"), hereby amends its Current Report on Form 8-K dated December 22, 2004 to provide the required financial statements relating to the acquisition by the Company of its undivided 50.67995% tenant in common interest in the Pratt Building, located in Baltimore, Maryland (the "Pratt Building"), as described in such Current Report.

        After reasonable inquiry, the Company is not aware of any material factors relating to the Pratt Building that would cause the reported financial information relating to it not to be necessarily indicative of future operating results.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS
                                                                            Page

    (a)     Financial Statements of Businesses Acquired.

            Report of Independent Auditors.....................................3

            Statements of Revenues and Certain Expenses for the year ended
               December 31, 2003 and the nine month period ended
               September 30, 2004..............................................4

            Notes to the Statements of Revenues and Certain Expenses...........5

    (b)     Pro Forma Financial Information.

            Unaudited Pro Forma Consolidated Financial Information.............7

            Unaudited Pro Forma Consolidated Balance Sheet as of
               September 30, 2004..............................................8

            Unaudited Pro Forma Consolidated Statement of Operations for
               the nine months ended September 30, 2004........................9

            Unaudited Pro Forma Consolidated Statement of Operations for the
               year ended December 31, 2003...................................10

            Unaudited Notes to Pro Forma Consolidated Financial Statements....11

    (c)     Exhibits.

            None

                         REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Directors of
Behringer Harvard REIT I, Inc.:

We have audited the accompanying Statement of Revenues and Certain Expenses of 250 West Pratt (the "Property") for the year ended December 31, 2003. This Statement of Revenues and Certain Expenses is the responsibility of the Company's management. Our responsibility is to express an opinion on the Statement of Revenues and Certain Expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenues and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenues and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenues and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenues and Certain Expenses was prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Statement of Revenues and Certain Expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of 250 West Pratt for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.



/s/ PricewaterhouseCoopers LLP


January 7, 2005
Chicago, Illinois

                                 PRATT BUILDING
                   STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 2003
               AND THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2004


                                                                         Nine Months
                                                Year Ended                  Ended
                                               December 31,           September 30, 2004
                                                   2003                  (unaudited)
                                            -------------------     ----------------------
Revenues:
    Rental income                           $        4,856,203      $           3,466,295
    Expense recovery                                 2,772,839                  2,062,996
    Other income                                        47,759                     33,143
                                            -------------------     ----------------------

        Total revenues                               7,676,801                  5,562,434

Expenses:
    Maintenance and service contracts                1,148,845                    773,165
    Utilities                                          778,275                    689,976
    Management fees                                    237,420                    170,120
    Administrative                                     498,758                    342,151
    Property taxes and insurance                     1,000,716                    764,841
                                            -------------------     ----------------------

        Total expenses                               3,664,014                  2,740,253
                                            -------------------     ----------------------

Revenues in excess of certain expenses      $        4,012,787      $           2,822,181
                                            ===================     ======================


        The accompanying notes are an integral part of these statements.

                                 PRATT BUILDING
            NOTES TO THE STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 2003
               AND THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2004


1.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Statement of Revenues and Certain Expenses presents the operations of 250 West Pratt (the "Property") for the year ended December 31, 2003 and the nine months ended September 30, 2004 (unaudited). On December 17, 2004, Behringer Harvard REIT I, Inc., (the "Company") acquired an undivided 50.67995% tenant in common interest in the Property, a 24-story office building containing approximately 368,194 rentable square feet (unaudited) located in Baltimore, Maryland.

     The accompanying statements have been prepared on the accrual basis of accounting. The statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in a current report on Form 8-K of the Company. The statements are not intended to be a complete presentation of the revenues and expenses of the Property for the year ended December 31, 2003 and the nine month period ended September 30, 2004 as certain expenses, primarily depreciation and amortization expense, interest expense, and other costs not directly related to the future operations of the Property have been excluded.

     REVENUE RECOGNITION
     Tenant leases are accounted for as operating leases. Rental revenue is recognized on a straight-line basis over the terms of the respective leases. Other income is comprised of parking revenues and reimbursement income. Reimbursement income consists of recoveries of certain operating expenses and property taxes. Recoveries of certain operating expenses and property taxes are recognized as revenues in the period the applicable costs are incurred.

     MAINTENANCE AND SERVICE CONTRACTS
     Maintenance and service contract expenses represent the direct expenses of operating the Property and include maintenance, repairs, cleaning, HVAC, and security costs that are expected to continue in the ongoing operation of the Property. Expenditures for maintenance and repairs are charged to operations as incurred.

     ESTIMATES
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results may differ from those estimates.

2.   LEASES

     The minimum future rentals from tenant leases based on noncancelable operating leases held as of December 31, 2003 are as follows:


                        2004                        $       6,746,570
                        2005                                6,183,601
                        2006                                6,079,804
                        2007                                4,082,308
                        2008                                  775,458
                        Thereafter                            128,744
                                                    -----------------

                                Total               $      23,996,485
                                                    =================


3.   MAJOR TENANTS

     Three tenants, the United States General Services Administration, Vertis, Inc., and Semmes Bowen & Semmes, accounted for approximately 10.6%, 20.7%, and 17.3%, respectively, of the base rental revenue for the year ended December 31, 2003.

4. STATEMENT OF REVENUES AND CERTAIN EXPENSES FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2004

     The statement for the nine-month period ended September 30, 2004 is unaudited. In the opinion of management, all significant adjustments necessary for a fair presentation of the statement for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results to be expected for a full year for the operation of the Property.

                         BEHRINGER HARVARD REIT I, INC.
             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

     On December 17, 2004, the Company acquired an undivided 50.67995% tenant in common interest in a 24-story office building containing approximately 368,194 rentable square feet located on approximately 0.75 acres of land in Baltimore, Maryland (the "Pratt Building"). The Company's purchase price of its 50.67995% tenant in common interest in the Pratt Building was $31,304,790, including closing costs. The Company used borrowings of $18,751,581 under a loan agreement (the "Loan Agreement") with Citigroup Global Markets Realty Corp. (the "Lender") to pay a portion of its share of such contract purchase price and paid the remaining amount from cash on hand.

     The Company has reflected its undivided 50.67995% tenant in common interest in the Pratt Building as an investment in tenant in common interest on the accompanying unaudited pro forma consolidated balance sheet as of September 30, 2004. Additionally, the Company has reflected its 50.67995% ownership interest in the operations of the Pratt Building, which excludes interest expense and amortization of financing costs associated with the Company's debt, asset management fees, and property management fees, as equity in earnings of tenant in common interest in the accompanying unaudited pro forma consolidated statements of operations.

     In the opinion of management of the Company, all material adjustments necessary to reflect the effects of the above transactions have been made.

                         BEHRINGER HARVARD REIT I, INC.
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2004

     The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the Company had acquired its undivided 50.67995% tenant in common interest in the Pratt Building as of September 30, 2004. This Pro Forma Consolidated Balance Sheet should be read in conjunction with the Pro Forma Consolidated Statements of Operations of the Company and the historical financial statements and notes thereto of the Company as filed in its quarterly report on Form 10-Q for the nine months ended September 30, 2004. The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company completed the above transaction on September 30, 2004, nor does it purport to represent the future financial position of the Company.

                                                                            Prior
                                                                         Acquisition
                                                    September 30, 2004    Pro Forma
                                                       as Reported        Adjustments      Pro Forma             Pro Forma
                                                           (a)               (b)          Adjustments       September 30, 2004
                                                    ------------------  --------------   -------------      ------------------
Assets
       Cash and cash equivalents                    $       16,083,281  $ (12,420,225)   $ (12,553,209)(c)  $        9,633,552
                                                                             (338,108)        (290,375)(d)
                                                                           15,857,188 (e)    3,295,000 (e)
       Restricted cash                                       6,125,434              -                -               6,125,434
       Prepaid expenses and other assets                    21,409,010    (15,857,188)(e)   (3,295,000)(e)           2,256,822
       Investments in tenant in common interests            65,820,472      35,070,225      31,304,790 (c)         132,195,487
       Deferred financing fees, net of accumulated
          amortization of $25,841                              698,042         338,108         290,375 (d)           1,326,525
       Receivables from affiliates                              45,217               -               -                  45,217
                                                    ------------------  --------------   -------------      ------------------
Total assets                                        $      110,181,456  $   22,650,000   $  18,751,581      $      151,583,037
                                                    ==================  ==============   =============      ==================

Liabilities and stockholders' equity

Liabilities
       Mortgages payable                            $       38,528,417  $   22,650,000   $  18,751,581 (c)  $       79,929,998
       Dividends payable                                       425,346               -               -                 425,346
       Accrued liabilities                                     510,030               -               -                 510,030
       Subscriptions for common stock                        3,633,004               -               -               3,633,004
                                                    ------------------  --------------   -------------      ------------------
Total liabilities                                           43,096,797      22,650,000      18,751,581              84,498,378

Commitments and contingencies

Stockholders' equity
       Preferred stock, $.0001 par value per
          share; 50,000,000 shares authorized,
          none outstanding                                           -               -               -                       -
       Common stock, $.0001 par value per share;
          350,000,000 shares authorized, 7,953,912
          shares issued and outstanding                            795               -               -                     795
       Additional paid-in capital                           70,199,986               -               -              70,199,986
       Cumulative distributions and net loss                (3,116,122)              -               -              (3,116,122)
                                                    ------------------  --------------   -------------      ------------------
Total stockholders' equity                                  67,084,659               -               -              67,084,659
                                                    ------------------  --------------   -------------      ------------------
Total liabilities and stockholders' equity          $      110,181,456  $   22,650,000   $  18,751,581      $      151,583,037
                                                    ==================  ==============   =============      ==================

                         BEHRINGER HARVARD REIT I, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

     The following unaudited Pro Forma Consolidated Statement of Operations is presented as if the Company had acquired its undivided 50.67995% tenant in common interest in the Pratt Building on January 1, 2003 and the Company qualified as a REIT, distributed 90% of its taxable income and, therefore, incurred no income tax benefit or expense during the period. This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto of the Company as filed in its quarterly report on Form 10-Q for the nine months ended September 30, 2004. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Company completed the above transactions on January 1, 2003, nor does it purport to represent the future operations of the Company.

                                                                  Prior
                                         Nine months ended     Acquisitions
                                         September 30, 2004     Pro Forma                            Pro Forma
                                            as Reported        Adjustments      Pro Forma        Nine Months Ended
                                                (a)                (b)         Adjustments       September 30, 2004
                                         ------------------   --------------   ------------    ---------------------
Total revenues                           $               -    $           -    $         -     $                  -

Expenses
           Interest                                719,257        2,054,779        765,044  (c)           3,539,080
           Property and asset management
             fees                                  100,808          401,470         84,067  (d)             654,763
                                                                                    68,418  (e)
           General and administrative              684,554                -              -                  684,554
                                         ------------------   --------------   ------------    ---------------------
Total expenses                                   1,504,619        2,456,249        917,529                4,878,397
                                         ------------------   --------------   ------------    ---------------------

Interest income                                    147,406          (83,577)             -                   63,829
                                         ------------------   --------------   ------------    ---------------------

Net loss before equity in earnings of
   investments in tenant in common
   interests                                    (1,357,213)      (2,539,826)      (917,529)              (4,814,568)

Equity in earnings of investments
   in tenant in common interests                   533,472        1,052,979        212,177  (f)           1,798,628

                                         ------------------   --------------   ------------    ---------------------
Net loss                                 $        (823,741)   $  (1,486,847)   $  (705,352)    $         (3,015,940)
                                         ==================   ==============   ============    =====================

Basic and diluted weighted
   average shares outstanding                    3,606,894                       2,489,993  (g)           6,096,887

Basic and diluted loss per share         $           (0.23)                                    $              (0.50)

                         BEHRINGER HARVARD REIT I, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

     The following unaudited Pro Forma Consolidated Statement of Operations is presented as if the Company had acquired its undivided 50.67995% tenant in common interest in the Pratt Building on January 1, 2003 and the Company qualified as a REIT, distributed 90% of its taxable income and, therefore, incurred no income tax benefit or expense during the period. This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto of the Company as filed in its annual report on Form 10-K for the year ended December 31, 2003. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Company completed the above transactions on January 1, 2003, nor does it purport to represent the future operations of the Company.


                                    Year ended         Prior
                                     December       Acquisitions
                                     31, 2003         Pro Forma                              Pro Forma
                                    as Reported      Adjustments       Pro Forma            Year ended
                                        (a)              (b)           Adjustments       December 31, 2003
                                   --------------   -------------   -----------------    ------------------
Total revenues                     $           -    $          -    $              -     $               -

Expenses
    Interest                              60,833       3,372,500           1,020,059  (c)        4,453,392
    Property and asset management
      fees                                10,220         624,327             115,991  (d)          841,762
                                                                              91,224  (e)
    General and administrative           240,223               -                   -               240,223
                                   --------------   -------------   -----------------    ------------------
Total expenses                           311,276       3,996,827           1,227,274             5,535,377
                                   --------------   -------------   -----------------    ------------------

Interest income                            3,767          (3,767)                  -                     -
                                   --------------   -------------   -----------------    ------------------

Net loss before equity in earnings
  of investments in tenant in
  common interests                      (307,509)     (4,000,594)         (1,227,274)           (5,535,377)

Equity in earnings of investments
   in tenant in common interests          18,176       1,629,899             414,909  (f)        2,062,984
                                   --------------   -------------   -----------------    ------------------
Net loss                           $    (289,333)   $ (2,370,695)   $       (812,365)    $      (3,472,393)
                                   ==============   =============   =================    ==================

Basic and diluted weighted
   average shares outstanding            142,430                           5,762,470  (g)        5,904,900

Basic and diluted loss per share   $       (2.03)                                        $           (0.59)

                         BEHRINGER HARVARD REIT I, INC.
         UNAUDITED NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

     a. Reflects the Company's historical balance sheet as of September 30, 2004.

     b.   Reflects the Pro Forma acquisition of the Travis Tower.

     c. Reflects the acquisition of the Pratt Building by the Company for $31,304,790. The acquisition was funded with $12,553,209 of cash and $18,751,581 of debt. The Company allocated its purchase price to the assets and liabilities below and estimated the remaining useful lives of its tangible and intangible assets as follows:

                 Description                         Allocation      Estimated Useful Life
                 -----------                         ----------      ---------------------
          Land                                      $ 3,395,557                -
          Building                                   19,308,135             25 years
          Above/below market leases, net                594,941             4 years
          Tenant improvements, leasing commissions
            & legal fees                              1,048,319             4 years
          In-place leases                             1,240,269             4 years
          Tenant relationships                        2,212,972             9 years
          Prepaid expenses and other assets             361,642                -
          Cash and cash equivalents                      76,020                -
          Restricted cash                             3,303,998                -
          Deferred rental revenue                      (131,606)               -
          Other accruals                               (105,457)               -
                                                   -------------
                                                   $ 31,304,790
                                                   =============

          The Company allocated the purchase price to the above tangible and identified intangible assets based on their fair values in accordance with Statement of Financial Accounting Standards No. 141, "Business Combinations" as follows:

          The fair value of the tangible assets acquired, consisting of land and buildings, is determined by valuing the property as if it were vacant, and the "as-if-vacant" value is then allocated to land and buildings. Land values are derived from appraisals, and building values are calculated as replacement cost less depreciation or management's estimates of the relative fair value of these assets using discounted cash flow analyses or similar methods. The value of the building is depreciated over the estimated useful life of 25 years using the straight-line method.

          The Company determines the value of above-market and below-market in-place leases for acquired properties based on the present value (using an interest rate which reflects the risks associated with the leases acquired) of the difference between (i) the contractual amounts to be paid pursuant to the in-place leases and (ii) management's estimate of current market lease rates for the corresponding in-place leases, measured over a period equal to the remaining non-cancelable terms of the respective leases. The fair value of above-market and below-market leases are recorded by the Company as intangible assets and amortized as an adjustment to rental income over the remaining non-cancelable terms of the respective leases.

          The total value of identified real estate intangible assets acquired are further allocated to in-place lease values, in-place tenant improvements, in-place tenant leasing commissions and tenant relationships based on management's evaluation of the specific characteristics of the tenants' leases and the Company's overall relationship with the tenants. The aggregate value for tenant improvements and leasing commissions are based on estimates of these costs incurred at inception of the acquired lease, amortized through the date of acquisition. The aggregate value of the in-place leases acquired and tenant relationships are determined by applying a fair value model. The estimates of fair value of the in-place lease includes an estimate of carrying costs during the expected lease-up periods for the space considering current market conditions. In estimating the carrying costs that would have otherwise been incurred had the leases not been in place, management includes such items as real estate taxes, insurance and other operating expenses as well as lost rental revenue during the expected lease-up period based on current market conditions. The estimates of fair value of the tenant relationships also include costs to execute similar leases including leasing commissions, legal fees and tenant improvements as well as an estimate of the likelihood of renewal as determined by management.

          The Company amortizes the value of the in-place leases and in-place tenant improvements to expense over the expected term of the leases. The value of tenant relationship intangibles is amortized to expense over the expected term, but in no event does the amortization period for intangible assets exceed the remaining depreciable life of the building. Should a tenant terminate its lease, the unamortized portion of the related lease intangibles would be charged to expense.

     d. Reflects financing costs incurred in connection with obtaining the debt.

     e. Reflects the reclassification of the earnest money deposits for the Travis and Pratt Properties at September 30, 2004 from prepaid expenses and other assets to cash.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

     a. Reflects the historical operations of the Company for the nine months ended September 30, 2004.

     b. Reflects the combined Pro Forma results for Enclave on the Lake, St. Louis Place, the Colorado Property and Travis Tower.

     c. Represents interest expense associated with the $18,751,581 of long-term debt obtained in connection with the purchase of the Pratt Building and the amortization of the deferred financing costs. The long-term debt bears interest at a fixed rate of 5.285% per annum, requires monthly payments of interest only until February 2007 and monthly payments of principal and interest thereafter. The debt matures in 2014. The deferred financing costs in the amount of $290,375 are amortized using the straight-line method over the term of the related debt, a method which approximates the effective interest rate method.

     d. Reflects the Company's 50.67995% share of the property management fees associated with the Pratt Building. The property is managed by Behringer Harvard TIC Management Services LP, an affiliate of the Company, for a fee of 3% of annual gross revenues, as defined in the property management agreement.

     e. Reflects the Company's 50.67995% share of the asset management fees associated with the Pratt Building. The asset is managed by Behringer Harvard TIC Management Services LP, an affiliate of the Company, for an annual asset management fee of $180,000.

     f. Reflects the Company's 50.67995% undivided tenant in common interest in the operations of the Pratt Building. Amounts were determined as follows:

          Revenues in excess of certain expenses              $       2,822,181

          Adjustments:
          Depreciation and amortization expense (1)                  (2,573,641)
          Reverse management fees under previous owner                  170,120
                                                              ------------------
          Earnings from tenant in common interest             $         418,660
                                                              ==================

          Company's tenant in common interest                          50.67995%

                                                              ------------------
          Equity in earnings of tenant in common interest     $         212,177
                                                              ==================

          (1) Reflects depreciation and amortization of the Company's 50.67995% undivided tenant in common interest in the depreciable or amortizable assets and liabilities of the Pratt Building using the straight-line method over their estimated useful lives.

     g. Reflects the adjustment to the historical weighted average number of shares of common stock outstanding to reflect the acceptance of shares needed to provide for the cash purchase price of St. Louis Place, Enclave on the Lake, the Colorado Property, the Travis Tower and the Pratt Building. The adjustment is computed as follows:

          Cash needed to acquire St. Louis Place            $       5,025,865
          Cash needed to acquire Enclave on the Lake                3,370,261
          Cash needed to acquire the Colorado Property             17,965,073
          Cash needed to acquire Travis Tower                      12,758,333
          Cash needed to acquire the Pratt Building                12,843,584
                                                            -----------------
                                                            $      51,963,116
                                                            =================

          Net cash received from each share of common
            stock issued                                    $        8.80 (1)
                                                            =================

          Common stock needed to purchase St. Louis Place,
            Enclave on the Lake, the Colorado Property,
            Travis Tower and the Pratt Building                     5,904,900
          Plus weighted average of common stock actually
            outstanding at September 30, 2004 in excess of
            5,904,900                                                 191,987
          Less historical weighted average of common stock
            outstanding at September 30, 2004                      (3,606,894)
                                                            -----------------
                                                                    2,489,993
                                                            =================

          (1) Net cash received per share of common stock issued is computed as $10 gross proceeds per share less $0.70 commissions per share, $0.25 broker dealer fees per share and $0.25 organization and offering costs per share.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003

     a. Reflects the historical operations of the Company for the year ended December 31, 2003.

     b. Reflects the combined Pro Forma results for Enclave on the Lake, St. Louis Place, the Colorado Property and Travis Tower.

     c. Represents interest expense associated with the $18,751,581 of long-term debt obtained in connection with the purchase of the Pratt Building and the amortization of the deferred financing costs. The long-term debt bears interest at a fixed rate of 5.285% per annum, requires monthly payments of interest only until February 2007 and monthly payments of principal and interest thereafter. The debt matures in 2014. The deferred financing costs in the amount of $290,375 are amortized using the straight-line method over the term of the related debt, a method which approximates the effective interest rate method.

     d. Reflects the Company's 50.67995% share of the property management fees associated with the Pratt Building. The property is managed by Behringer Harvard TIC Management Services LP, an affiliate of the Company, for a fee of 3% of annual gross revenues, as defined in the property management agreement.

     e. Reflects the Company's 50.67995% interest in the asset management fees associated with the Pratt Building. The asset is managed by Behringer Harvard TIC Management Services LP, an affiliate of the Company, for an annual asset management fee of $180,000.

     f. Reflects the Company's 50.67995% undivided tenant in common interest in the operations of the Pratt Building. Amounts were determined as follows:

          Revenues in excess of certain expenses             $       4,012,787

          Adjustments:
          Depreciation and amortization expense (1)                 (3,431,522)
          Reverse management fees under previous owner                 237,420
                                                             -------------------
          Earnings from tenant in common interest            $         818,685
                                                             ===================

          Company's tenant in common interest                         50.67995%

                                                             -------------------
          Equity in earnings of tenant in common interest    $         414,909
                                                             ===================

          (1) Reflects depreciation and amortization of the Company's 50.67995% undivided interest in the depreciable or amortizable assets and liabilities of the Pratt Building using the straight-line method over their estimated useful lives.

     g. Reflects the adjustment to the historical weighted average number of shares of common stock outstanding to reflect the acceptance of shares needed to provide for the cash purchase price of St. Louis Place, Enclave on the Lake, the Colorado Property, Travis Tower and the Pratt Building. The adjustment is computed as follows:

          Cash needed to acquire St. Louis Place            $       5,025,865
          Cash needed to acquire Enclave on the Lake                3,370,261
          Cash needed to acquire the Colorado Property             17,965,073
          Cash needed to acquire Travis Tower                      12,758,333
          Cash needed to acquire the Pratt Building                12,843,584
                                                            -----------------
                                                            $      51,963,116
                                                            =================

          Net cash received from each share of common
            stock issued                                    $        8.80 (1)
                                                            =================

          Common stock needed to purchase St. Louis Place,
            Enclave on the Lake, the Colorado Property,
            Travis Tower and the Pratt Building                    5,904,900
          Less historical weighted average of common stock
            outstanding at December 31, 2003                        (142,430)
                                                            -----------------
                                                                   5,762,470
                                                            =================

          (1) Net cash received per share of common stock issued is computed as $10 gross proceeds per share less $0.70 commissions per share, $0.25 broker dealer fees per share and $0.25 organization and offering costs per share.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                BEHRINGER HARVARD REIT I, INC.




Dated:  January 31, 2005        By: /s/ Gary S. Bresky
                                   -----------------------------------------
                                   Gary S. Bresky
                                   Chief Financial Officer and Treasurer